                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                February 11, 1999
                Date of Report (Date of earliest event reported)

                               REVENGE MARINE, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                      000-25003                  36-3051776
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)

                               2051 NW 11TH STREET
                              MIAMI, FLORIDA 33125
          (Address of principal executive offices, including zip code)

                                 (305) 643-0334
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On February 11, 1999, Revenge Marine, Inc. ("Revenge") entered into an agreement and plan of reorganization (the "Merger Agreement") with First Chance Marine Finance, Inc., a corporation organized under the laws of the State of Florida ("First Chance"), and First Chance Marine Finance Acquisition, Inc., a corporation organized under the laws of the State of Delaware ("Merger Sub") and a direct wholly owned subsidiary of Revenge. Pursuant to the Merger Agreement,
(i) Merger Sub will be merged (the "Merger") with and into First Chance and First Chance will become a wholly owned subsidiary of Revenge, and(ii) each issued and outstanding share of capital stock of First Chance will be converted into the right to receive shares of common stock, par value $.001 per share, of Revenge ("Revenge Common Stock")or shares of preferred Stock of Revenge ("Revenge Preferred Stock"), par value $.001 per share, upon the terms set forth in the Merger Agreement.

          A total of approximately 9,363,693 shares of Revenge Common Stock or Revenge Preferred Stock convertible into Revenge Common Stock will be issued to former holders of capital stock of First Chance pursuant to the Merger.

          The Merger is subject to certain conditions, including the approval of the stockholders of First Chance and other customary closing conditions.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

 Exhibit No.                           Description
 -----------                           -----------

     2.1         Agreement and plan of reorganization, dated as of February
                 11, 1999, among Revenge Marine, Inc., First Chance Marine Finance Acquisition, Inc. and First Chance Marine Finance, Inc.

     99.1 Press release issued February 11, 1999 announcing the proposed business combination between among Revenge Marine, Inc., First Chance Marine Finance Acquisition, Inc. and First Chance Marine Finance, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 REVENGE MARINE, INC.

Dated:  February 25th, 1999        By:  /s/ LINDA D. RIZNICK
                                    ---------------------------
                                    Linda D. Riznick
                                    Vice President and
                                    Chief Financial Officer

                                 EXHIBIT INDEX

  Exhibit No.                           Description
  -----------                           -----------

      2.1 Agreement and plan of reorganization, dated as of February 11, 1999, among Revenge Marine, Inc., First Chance Marine Finance Acquisition, Inc. and First Chance Marine Finance, Inc.

      99.1 Press release issued February 11, 1999 announcing the proposed business combination between among Revenge Marine, Inc., First Chance Marine Finance Acquisition, Inc. and First Chance Marine Finance, Inc.